UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 24, 2020

Hospitality Investors Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55394	80-0943668
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Park Avenue Tower, 65 East 55th Street, Suite 801 New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (571) 529-6390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On December 24, 2020, Hospitality Investors Trust, Inc. (the “Company”), in its capacity as the general partner of its operating partnership, Hospitality Investors Trust Operating Partnership, L.P. (the “OP”), entered into an amendment (the “LPA Amendment”) to the Amended and Restated Agreement of Limited Partnership of the OP (as amended, the “A&R LPA”) with Brookfield Strategic Real Estate Partners II Hospitality REIT II LLC (the “Brookfield Investor”), the holder of all issued and outstanding units of limited partner interest in the OP entitled “Class C Units” (“Class C Units”).

Pursuant to the A&R LPA, holders of Class C Units are generally entitled to receive, with respect to each Class C Unit, fixed, quarterly, cumulative cash distributions at a rate of 7.50% per annum and fixed, quarterly, cumulative distributions payable in additional Class C Units at a rate of 5% per annum (“PIK Distributions”). Pursuant to the LPA Amendment, the cash distribution payable on December 31, 2020 will be converted into a PIK Distribution such that, on that date, no cash distribution will be paid and the quarterly PIK Distribution paid will be at a rate of 12.5% per annum. The LPA Amendment also provides that, if a definitive agreement among the Company, the OP and the Brookfield Investor relating to the recapitalization of the Company and the OP and/or the Brookfield Investor’s investment therein is not entered into by March 31, 2021, on that date, the OP will be required to redeem 60% of the Class C Units paid as PIK Distributions on December 31, 2020 (i.e., the Class C Units paid in respect of the cash distributions that would have been payable on December 31, 2020 but were converted into a PIK Distribution, as described above) for an amount in cash equal to the liquidation preference of such Class C Units (such redemption, the “PIK Redemption”). This required redemption is subject to certain conditions, including that the OP has Legally Available Funds (as defined in the A&R LPA) and that cash is available to make the payment after taking into account the actual cost of certain capital expenditures and contractual reserves without requiring the incurrence of additional debt, the issuance of additional securities or the consummation of any asset sales.

As previously disclosed, due to the impact of the coronavirus pandemic on the Company’s business, the Company expects it will no longer have sufficient cash on hand to continue to pay its current obligations during the first half of 2021 and the additional liquidity from a source other than property operations the Company requires may not be available on favorable terms or at all. The objective of the LPA Amendment is to preserve at least in the short-term the Company’s cash position as it continues discussions with the Brookfield Investor regarding a holistic solution to the Company’s liquidity dilemma. If there is a material breach by the OP of the A&R LPA, which may include, subject to certain conditions similar to those applicable to the PIK Redemption, failure to pay the full amount of cash distributions on Class C Units to the Brookfield Investor on any quarterly distribution date, the Brookfield Investor’s right to require the OP to redeem all the Class C Units at a significant premium would arise. If the OP fails to complete any redemption when required to do so (including a PIK Redemption), other severe consequences would also arise, such as the activation of rights that would allow the Brookfield Investor to appoint a majority of the Company’s board of directors and commence selling the assets and properties of the OP until the Class C Units have been fully redeemed. As previously disclosed, the Company has been engaged in ongoing discussions with the Brookfield Investor regarding the Company’s strategic and liquidity alternatives. There can be no assurance the Company will be able to enter into a recapitalization agreement as contemplated by the LPA Amendment on favorable terms, or at all, or that the discussions with the Brookfield Investor will otherwise be successful. Any failure in this regard could materially and adversely affect the Company.

The relationships between the Company and the OP, on the one hand, and the Brookfield Investor, on the other hand, and related transactions, including the material terms of the A&R LPA and the Class C Units, are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2020 and other filings with the SEC made by the Company.

The description of the LPA Amendment in this Current Report on Form 8-K is a summary and is qualified in its entirety by the complete terms of the LPA Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 30, 2020, the Company’s subsequent Quarterly Reports on Form 10-Q and all other filings with the SEC after that date. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Seventeenth Amendment to Amended and Restated Agreement of Limited Partnership of Hospitality Investors Trust Operating Partnership, L.P. dated as of December 24, 2020, by and between Hospitality Investors Trust, Inc., as General Partner, and Brookfield Strategic Real Estate Partners II Hospitality REIT II LLC, as Initial Preferred LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY INVESTORS TRUST, INC.

Date: December 28, 2020	By:	/s/ Jonathan P. Mehlman
Jonathan P. Mehlman
Chief Executive Officer and President